UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 5, 2005

Date of Report (Date of earliest event reported)

HYPERSPACE COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in Charter)

Colorado	0-115404	84-1577562
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

8408 East Orchard Road, Suite 6600, Greenwood Village, CO 80111

(Address of principal executive offices)

(303) 566-6500

(Registrant’s telephone number, including are code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously reported, on July 25, 2005, HyperSpace Communications, Inc. (the "Company") completed a merger transaction in which it acquired, as its wholly-owned subsidiary, GTG PC Holdings, LLC ("GTG"), the parent holding company of MPC Computers, LLC. The purpose of this Form 8-K is to file certain unaudited financial statements and related management's discussion and analysis of financial condition and results of operations and certain pro forma information relating to GTG.

The financial results of GTG for the three and six months ended July 3, 2004 included in the unaudited consolidated financial statements and related management's discussion and analysis of financial condition and results of operations in this form 8-K reflect certain corrections and updates from the summary unaudited consolidated pro-forma financial data reported in our press release dated September 13, 2005 and furnished to the SEC on our Form 8-K on September 14, 2005. The following table reflects summary unaudited consolidated pro-forma financial data for the Company and GTG solely to update the information given in the press release.

Updated and Corrected Consolidated Pro-Forma Operating Results

(Unaudited)
	Second Quarter			Year-to-Date (6 months)
	2005	2004	% Change	2005	2004	% Change
Net Sales	$87,916,111	$112,760,706	-22.0%	$157,885,610	$207,972,200	-24.1%
Cost of Goods Sold	$77,244,771	$98,931,757	-21.9%	$139,052,347	$182,870,772	-24.0%
Gross Margin	$10,671,341	$13,828,949	-22.8%	$18,833.263	$25,101,428	-25.0%
Gross Margin %	12.1%	12.3%	-1.0%	11.9%	12.1%	-1.2%

Operating Expenses	$14,639,415	$16,723,716	-12.5%	$28,334,167	$32,620,763	-13.1%
Operating Expenses as % of Revenue	16.7%	14.8%	-12.3%	17.9%	15.7%	-14.4%

GAAP Net Loss	$(4,622,876)	$(3,785,939)	-22.1%	$(10,569,297)	$(8,728,341)	-21.1%

EBITDA	(3,378,296)	(2,252,156)	-50.0%	(8,346,322)	(6,190,979)	-34.8%
EBITDA as a % Revenue	-3.8%	-2.0%	-92.4%	-5.3%	-3.0%	-77.6%

The Company uses EBITDA as a financial measurement. This allows the Company's management to measure the financial performance of the Company without regard to financing methods, capital structure or historical cost basis and allows management to more readily compare results to prior periods by eliminating the effect of non-cash charges solely relating to an unusual or extraordinary event, such as the merger with MPC. This is not a GAAP measurement. EBITDA is derived by adding back the following to GAAP net loss: Net interest expenses and depreciation and amortization. This non-GAAP measurement is provided as supplementary information and is not an alternative to GAAP. Some investors may use EBITDA to supplement their analysis of our results of operations.

Unaudited Consolidated Pro-Forma Statement of Operations	Second Quarter		Year to Date (6 months)
	2005	2004	2005	2004
GAAP Net Loss	$(4,622,876)	$(3,785,939)	$(10,569,297)	$(8,728,341)
Interest Expense and Preferred Dividends	$654,609	$891,171	$1,068,392	$1,160,967
Depreciation, Amortization & Impairment	$589,971	$642,612	$1,154,583	$1,376,395
EBITDA	$(3,378,296)	$(2,252,156)	$(8,346,322)	$(6,190,979)

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The unaudited consolidated financial statements as of and for the three and six months ended July 2, 2005 of GTG PC Holdings, LLC and its subsidiaries are attached hereto as Exhibit 99.1. Management's Discussion and Analysis of Financial Condition and Results of Operations of GTG PC Holdings, LLC and its subsidiaries for the three and six months ended July 2, 2005 is attached hereto as Exhibit 99.2.

(b)	Pro Forma Financial Information

The Company's unaudited pro forma combined consolidated financial information as of and for the six months ended June 30, 2005 is attached hereto as Exhibit 99.3.

(c)	Exhibits
	99.1	GTG PC Holdings, LLC and Subsidiaries Unaudited Consolidated Financial Statements as of and for the Three and Six Months Ended July 2, 2005.
	99.2	GTG PC Holdings Selected Financial Data and Management's Discussion and Analysis of Financial Condition and Results of Operations as of and for the Three and Six Months Ended July 2, 2005.
	99.3	HyperSpace Communications, Inc. and Subsidiaries Unaudited Pro Forma Combined Consolidated Financial Information as of and for the Six Months Ended June 30, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HyperSpace Communications, Inc

Date: October 5, 2005	By:	/s/ John P. Yeros
John P. Yeros Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	GTG PC Holdings, LLC and Subsidiaries Unaudited Consolidated Financial Statements as of and for the Three and Six Months Ended July 2, 2005.
99.2	GTG PC Holdings Selected Financial Data and Management's Discussion and Analysis of Financial Condition and Results of Operations as of and for the Three and Six Months Ended July 2, 2005.
99.3	HyperSpace Communications, Inc. and Subsidiaries Unaudited Pro Forma Combined Consolidated Financial Information as of and for the Six Months Ended June 30, 2005.